UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OCERA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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525 UNIVERSITY AVENUE, SUITE 610
PALO ALTO, CALIFORNIA 94301

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

        The Board of Directors of OCERA THERAPEUTICS, INC. (referred to herein as "Ocera," the "Company," "we," "us" or "our") is soliciting your proxy to vote at the Company's 2014 Annual Meeting of Stockholders (referred to herein as, the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held on Wednesday, June 11, 2014 at 9:00 a.m. Pacific Time at the offices of InterWest Partners located at 2710 Sand Hill Road, Suite 200, Menlo Park, California 94025.

        At the Annual Meeting, stockholders will be asked to vote on the matters described in the accompanying Notice of 2014 Annual Meeting of Stockholders and proxy statement.

        Our Board of Directors has fixed the close of business on April 25, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment or postponement of the Annual Meeting.

        This Notice of 2014 Annual Meeting of Stockholders and Proxy Statement and the accompanying 2013 Annual Report (referred to herein collectively as the "Proxy Materials") provides information that you should read before you vote on the proposals that will be presented at the Annual Meeting. The Notice Regarding the Availability of Proxy Materials, or the Notice of Internet Availability, is being mailed to all beneficial owners entitled to vote at the Annual Meeting for the first time on or about May 2, 2014. In addition, on or about May 2, 2014, we will mail the Proxy Materials to all stockholders of record entitled to vote at the Annual Meeting as of the record date.

        We hope that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your vote is important. In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet or by telephone. You may also vote by mail by requesting a printed copy of the Proxy Materials and then by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.

        We look forward to seeing you at the Annual Meeting.

Sincerely yours,
Linda S. Grais, M.D. President and Chief Executive Officer

Palo Alto, California
April 29, 2014

525 UNIVERSITY AVENUE, SUITE 610
PALO ALTO, CALIFORNIA 94301

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Date and Time:	Wednesday, June 11, 2014 at 9:00 a.m. Pacific Time
Place:	InterWest Partners
2710 Sand Hill Road
Suite 200
Menlo Park, California 94025
Items of Business:	(1)
To elect the following nine (9) nominees to our Board of Directors as directors, each to hold office until the Company's 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal:

Eckard Weber, M.D.	Jean-Paul Castaigne, M.D.
Lars G. Ekman, M.D., Ph.D.	Linda S. Grais, M.D.
Nina Kjellson	Michael Powell, Ph.D.
Franck S. Rousseau, M.D.	Anne M. VanLent
Wendell Wierenga, Ph.D.

	(2)	To hold a non-binding, advisory vote on the compensation of our named executive officers;
	(3)	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for our 2014 fiscal year; and
	(4)	To transact such other business as may properly be brought before the meeting.
Record Date:	Stockholders of record as of the close of business on April 25, 2014 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.
Voting:
Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to vote your shares by proxy before the meeting. To vote by proxy, please follow the instructions on the enclosed proxy card (or voting instruction card).

By Order of the Board of Directors
Jeryl L. Hilleman Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 11, 2014: This notice of the 2014 Annual Meeting of Stockholders and Proxy Statement and the accompanying 2013 Annual Report are available at ir.ocerainc.com/annual-proxy.cfm.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

        We have sent you the Notice of Internet Availability or Proxy Materials, as applicable, because the Board of Directors of Ocera Therapeutics, Inc., sometimes referred to as the Company or Ocera, is soliciting your proxy to vote at the 2014 annual meeting of stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. We intend to mail the Notice of Internet Availability on or about May 2, 2014 to all beneficial owners entitled to vote at the Annual Meeting. The Notice of Internet Availability instructs stockholders as to how they may: (i) access and review all of the Proxy Materials through the Internet; (ii) submit their proxy; and (iii) receive printed proxy materials. Also on or about May 2, 2014, printed Proxy Materials, including our 2014 Proxy Statement and our Annual Report on Form 10-K for 2013, will be mailed to all stockholders of record entitled to vote at the Annual Meeting. On the mailing date, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on the Internet at ir.ocerainc.com/annual-proxy.cfm.

        Stockholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis by following the instructions included in the Notice of Internet Availability. Providing future proxy materials electronically by e-mail saves some of the costs associated with printing and delivering the materials and reduces the environmental impact of our annual meetings. An election to receive proxy materials electronically by e-mail will remain in effect until such time as the stockholder elects to terminate it.

How do I attend the Annual Meeting?

        The meeting will be held on Wednesday, June 11, 2014 at 9:00 a.m. Pacific Time at the offices of InterWest Partners located at 2710 Sand Hill Road, Suite 200, Menlo Park, California 94025. A map with driving directions to the Annual Meeting appears on the back cover of this proxy statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 25, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 15,541,645 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on April 25, 2014 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by telephone or through the Internet to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 25, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are three (3) matters scheduled for a vote:

  (1)
  To elect the following nine (9) nominees to our Board of Directors as directors, each to hold office until the Company's 2015 annual meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal:

Eckard Weber, M.D.	Jean-Paul Castaigne, M.D.
Lars G. Ekman, M.D., Ph.D.	Linda S. Grais, M.D.
Nina Kjellson	Michael Powell, Ph.D.
Franck S. Rousseau, M.D.	Anne M. VanLent
Wendell Wierenga, Ph.D.
  (2)
  To hold a non-binding, advisory vote on the compensation of our named executive officers; and

  (3)
  To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for our 2014 fiscal year.

What if another matter is properly brought before the meeting?

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are simple:

        Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank, trustee, or nominee. In most cases, you will be able to do this by telephone, through the Internet, or by mail. If you are a stockholder of record, please refer to the summary instructions on the proxy card included with your Proxy Materials or the instructions on how to vote contained in the Notice of Internet Availability. If you hold your shares in street name, the voting instructions will be communicated to you by your broker, bank, trustee, or nominee. The Notice of Internet Availability also provides instructions on how you can request a printed copy of the proxy materials and proxy card if you desire.

        By Telephone or through the Internet—If you have telephone or Internet access, you may submit your proxy by following the instructions included with your Proxy Materials or, if you requested a printed copy of the Proxy Materials, on the proxy card. If you provide specific voting instructions, your shares will be voted as you have instructed.

        The telephone and Internet proxy voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on June 10, 2014, unless the meeting is postponed or adjourned, in which case such voting facilities may remain open or be reopened until the day before the postponed or adjourned meeting.

        The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you from your broker, bank, trustee, or nominee.

        If you vote by telephone or through the Internet, you do not have to return a proxy card or voting instruction card.

        The telephone and Internet proxy voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend the Annual Meeting in person.

        By Mail—If you requested a printed copy of the Proxy Materials, you may submit your proxy by mail by signing the proxy card or, for shares held in street name, by following the voting instruction card included by your broker, bank, trustee, or nominee and mailing it in the postage-paid envelope that is included. If you provide specific voting instructions, your shares will be voted as you have instructed.

Why did I receive the Notice of Internet Availability in the mail instead of printed proxy materials?

        We have implemented the Notice and Access Rule enacted by the SEC for distribution of materials for our 2014 annual meeting of stockholders. Accordingly, we are sending a Notice of Internet Availability to many of our beneficial owners. All stockholders will be able to access the proxy materials (2014 Proxy Statement and the 2013 Annual Report to Stockholders, including our Annual Report on Form 10-K) through the Internet at the website address noted on the Notice of Internet Availability. We believe that the electronic availability of materials is an appropriate proxy communication solution that will allow us to provide our stockholders with the materials they need, while lowering the cost of delivery and reducing the environmental impact of our annual meetings. Stockholders may request to receive printed copies of the proxy materials.

How can I access the proxy materials electronically?

        The Notice of Internet Availability provides you with instructions regarding how to view our proxy materials through the Internet. Specifically, you may view a copy of the proxy materials on the Internet by visiting ir.ocerainc.com/annual-proxy.cfm.

        You may also access the proxy materials, including an electronic copy of our 2013 Annual Report to Stockholders, at the Investor Relations page of our website, ir.ocerainc.com/annual-proxy.cfm.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 25, 2014.

What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" all the nominees to the Board of Directors and "For" Proposals 2 and 3. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials or Notices of Internet Availability, as applicable, to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of Proxy Materials or more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the Proxy Materials or the Notice of Internet Availability, as applicable, to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a timely written notice that you are revoking your proxy to our Secretary at 525 University Avenue, Suite 610, Palo Alto, California 94301.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

        Your most current proxy card is the one that is counted.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes "For" and "Withhold" votes, and, with respect to other proposals, votes "For" and "Against," abstentions and, if applicable, broker non-votes. With respect to all proposals other than the proposal to elect directors, abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are "broker non-votes"?

        Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters.

How many votes are needed to approve each proposal?

  1.
  Proposal No. 1 (Election of Directors)—The nine nominees receiving the highest number of affirmative votes of shares of common stock present at the Annual Meeting, either in person or by proxy, will be elected as directors to serve until our 2015 annual meeting of stockholders and until their successors are duly elected and qualified. Broker non-votes will be disregarded and have no effect on the outcome of the vote.

  2.
  Proposal No. 2 (The advisory vote on executive compensation)—The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal. Broker non-votes are not considered voted for the proposal and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

  4.
  Proposal No. 3 (Ratification of the selection of Ernst & Young LLP as our independent auditors for 2014)—The ratification of the appointment of independent accountants requires the favorable vote a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal. The ratification of the appointment of Ernst & Young LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3.

What are the Board's recommendations?

        The Board of Directors unanimously recommends that you vote your shares as follows:

  •
  FOR each of the nine (9) nominees to the Board of Directors (Proposal No. 1);

  •
  FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); and

  •
  FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2014 (Proposal No. 3).

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 15,541,645 shares outstanding and entitled to vote. Therefore, the holders of 7,770,823 shares must be present in person or represented by proxy at the meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What is "householding" and how does it affect me?

        We have adopted a procedure, approved by the Securities and Exchange Commission (referred to herein as, the "SEC"), called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice of Internet Availability or Proxy Materials, as applicable, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding, and who have opted to receive printed copies of the Proxy Materials, will continue to receive separate proxy cards.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability or the Proxy Materials, as applicable, or if you hold Ocera stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Continental Stock Transfer & Trust Company by mail at 17 Battery Place, New York, NY 10004.

        If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability or the Proxy Materials, as applicable, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Continental as indicated above.

        If you are a beneficial owner, you can request information about householding from the organization that holds your shares.

What proxy materials are available on the Internet?

        The letter to stockholders, proxy statement, Form 10-K and annual report to stockholders are available at ir.ocerainc.com/annual-proxy.cfm.

Note Regarding Our Recent Merger

        On July 15, 2013, Tranzyme, Inc. ("Tranzyme") completed its merger (the "Merger") with Ocera Therapeutics, Inc., a privately held Delaware corporation focused on the development, and commercialization of therapeutic products for patients with liver diseases, an unmet medical need ("Private Ocera"), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of April 23, 2013 (the "Merger Agreement"), by and among Tranzyme, Private Ocera and Terrapin Acquisition, Inc., a wholly-owned subsidiary of Tranzyme (the "Merger Subsidiary"). Pursuant to the Merger Agreement, Merger Subsidiary merged with and into Private Ocera, with Private Ocera surviving the merger as a wholly-owned subsidiary of the combined company. In connection with the Merger, Private Ocera changed its name to Ocera Subsidiary, Inc. and the Company changed its name from Tranzyme, Inc. to Ocera Therapeutics, Inc. Immediately prior to the Merger and in connection therewith, the Company effected a 1-for-12 reverse stock split of its common stock. All share numbers included in this proxy statement are expressed on a post-split basis unless otherwise indicated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to us concerning the beneficial ownership of our common stock as of March 31, 2014 for:

  •
  each person known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our executive officers who are listed under "Executive Officers" below ; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of our common stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of March 31, 2014, whether through the exercise of options, warrants or otherwise. Applicable percentages are based on 15,523,692 shares outstanding on March 31, 2014, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Ocera Therapeutics, Inc., 525 University Avenue, Suite 610, Palo Alto, California 94301.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
Domain Associates, LLC and affiliates(1) One Palmer Square Princeton, New Jersey 08542	2,956,348	19.0%
Thomas, McNerney & Partners, L.P. and affiliates(2) One Stamford Plaza 263 Tresser Boulevard, Suite 1600 Stamford, Connecticut 06901	2,500,002	16.1%
InterWest Partners and affiliates(3) 2710 Sand Hill Road, Suite 200 Menlo Park, California 94025	1,360,779	8.8%
Sofinnova Ventures, Inc. and affiliates(4) 2800 Sand Hill Road, Suite 150 Menlo Park, California 94025	854,735	5.5%
Venrock and affiliates(5) 530 Fifth Avenue, 22nd Floor New York, New York 10036	844,476	5.4%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Executive Officers
Linda S. Grais, M.D.(6)	70,380	*
Jeryl L. Hilleman	—	*
Franck S. Rousseau, M.D.(7)	23,581	*
Eckard Weber, M.D.(1)(8)	362,672	2.3%
Jean-Paul Castaigne, M.D.(9)	4,733	*
Lars G. Ekman, M.D., Ph.D.(10)	14,961	*
Nina Kjellson(3)	—	*
Michael Powell, Ph.D.(4)(11)	17,953	*
Anne M. VanLent(12)	4,735	*
Wendell Wierenga, Ph.D.	—	*
All executive officers and directors as a group (10 persons)(13)	499,019	3.2%

*
Represents beneficial ownership of less than one percent of our common stock.

(1)
Consists of (i) 988,285 shares held by Domain Partners VIII, L.P. ("DP VIII"), (ii) 7,333 shares held by DP VIII Associates, L.P. ("DP VIII Associates"), (iii) 1,897,036 shares held by Domain Partners VI, L.P. ("DP VI"), including 40,300 shares issuable upon exercise of warrants, (iv) 15,731 shares held by DP VI Associates, L.P. ("DP VI Associates"), and (v) 47,963 shares held by Domain Associates, LLC ("DA"). The principal business of each of DP VIII, DP VIII Associates, DP VI and DP VI Associates is that of a private investment partnership. The sole general partner of DP VIII and DP VIII Associates is One Palmer Square Associates VIII, LLC, a Delaware limited liability company ("OPSA VIII"). The principal business of OPSA VIII is that of acting as the general partner of DP VIII and DP VIII Associates. The sole general partner of DP VI and DP VI Associates is One Palmer Square Associates VI, LLC, a Delaware limited liability company ("OPSA VI"). The principal business of OPSA VI is that of acting as the general partner of DP VI and DP VI Associates. The principal business of DA is that of a venture capital management company. James C. Blair, Brian H. Dovey, Jesse I. Treu, Kathleen K. Schoemaker, Brian K. Halak, Nicole Vitullo and Kim P. Kamdar are the managing members of DA, OPSA VI and OPSA VIII, and have shared voting and dispositive power over the shares beneficially owned by DP VIII, DP VIII Associates, DP VI, DP VI Associates and DA. Eckard Weber, M.D., the Chairman of the Company's board of directors, is an employee of Domain Associates and a member of One Palmer Square Associates VI, L.L.C. Dr. Weber has no voting or investment control with respect to any of the above noted holdings. Dr. Weber disclaims beneficial ownership of the shares reflected above as beneficially owned by Domain Associates, Domain Partners, and DP Associates except to the extent (if any) of his pecuniary interest therein. With respect to the ownership information relating to stockholders affiliated with Domain Associates, LLC, we have relied on information supplied by DP VIII on Schedule 13D filed with the Securities and Exchange Commission on July 25, 2013.

(2)
Consists of (i) 1,675,677 shares of common stock held of record by Thomas McNerney & Partners, L.P. ("TMP"); (ii) 6,319 shares of common stock held of record by TMP Associates, L.P. ("TMPA"); (iii) 59,641 shares of common stock held of record by TMP Nominee, LLC ("TMPN"); (iv) 687,176 shares of common stock held of record by Thomas McNerney & Partners II, L.P. ("TMP II"); (v) 2,578 shares of common stock held of record by TMP Associates II, L.P. ("TMPA II"); (vi) 7,178 shares of common stock held of record by TMP Nominee II, LLC ("TMPN II"); (vii) non-qualified stock options to purchase 17,953 shares of common stock held of record by Pratik Shah; (viii) non-qualified stock options to purchase 4,736 shares of common stock held of record by Alex Zisson; (ix) 37,909 shares of common stock that may be purchased pursuant to warrants held by TMP; (x) 141 shares of common stock that may be purchased pursuant to warrants held by TMPA; and (xi) 694 shares of common stock that may be purchased pursuant to warrants held by TMPN. Thomas, McNerney & Partners, LLC ("TMP LLC"), the general partner of TMP and TMPA, has voting and dispositive power over the shares held by TMP and TMPA. In addition, TMPN has entered into an agreement with TMP LLC that directs TMPN to vote and dispose of securities in the same manner as directed by TMP LLC with respect to the shares held by TMP and TMPA. Thomas McNerney & Partners II, LLC ("TMP II LLC"), the general partner of TMP II and TMPA II, has voting and dispositive power over the shares held by TMP II and TMPA II. In addition, TMPN II has entered into an agreement with TMP II LLC that directs TMPN to vote and dispose of securities in the same manner as directed by TMP II LLC with respect to the shares held by TMP II and TMPA II. James E. Thomas and Pete McNerney are the managers of TMPN and have shared voting and dispositive power over such securities, provided that they are obligated to exercise such power in the same manner as TMP LLC votes and disposes of the securities of the Issuer over which TMP LLC exercises voting and dispositive power. James E. Thomas, and Pete McNerney, are the managers of TMPN II and have shared voting and dispositive power over such securities, provided that they are obligated to exercise such power in the same manner as TMP II LLC votes and disposes of the securities of the Issuer over which TMP II LLC exercises voting and dispositive power. James E. Thomas, Alex Zisson and Eric Aguiar are the managers of TMP LLC and TMP II LLC. Pratik Shah is a member and former manager of TMP LLC and TMP II LLC and formerly served as a director on the board of Ocera. Pete McNerney is a member and former manager of TMP LLC and TMP II LLC. Dr. Shah disclaims beneficial ownership of the shares reflected above as beneficially owned by TMP LLC and TMP II LLC except to the extent (if any) of his pecuniary interest therein. The non-qualified stock options to purchase 17,953 shares and 4,736 shares of Common Stock held of record by Pratik Shah and Alex Zisson (respectively) are held for the benefit of TMP. With respect to the ownership information relating to stockholders affiliated with TMP, we have relied on information supplied by TMP on a Schedule 13D filed with the Securities and Exchange Commission on July 25, 2013 and other information known by the Company.

(3)
Consists of 1,360,779 shares held by InterWest Partners IX, L.P. ("InterWest IX"), including 94,762 shares issuable pursuant to common stock purchase warrants and 17,953 shares issuable upon exercise of a stock option held by InterWest IX. InterWest Management Partners IX, LLC ("IMP IX") serves as the general partner of InterWest IX. Philip T. Gianos, W. Stephen Holmes III, Gilbert H. Kliman and Arnold L. Oronsky are Managing Directors of IMP IX, and Nina Kjellson, Douglas A. Pepper, Bruce A. Cleveland and Khaled A. Nasr are Venture Members of IMP IX, and share voting and dispositive power over shares held by InterWest IX, and may be deemed to own beneficially the shares held by InterWest IX. Nina Kjellson is a director of the Company. Each of the Managing Directors and Venture Members of IMP IX disclaim beneficial ownership of the shares owned by InterWest IX except to the extent of their pro rata partnership interest therein. With respect to the ownership information relating to stockholders affiliated with InterWest Partners, we have relied on information supplied by InterWest IX on Schedule 13D filed with the Securities and Exchange Commission on November 13, 2013.

(4)
Consists of (i) 705,368 shares held by Sofinnova Venture Partners VI, L.P. ("SVP VI"), including 18,374 shares subject to currently exercisable warrants, (ii) 9,615 shares held by Sofinnova Venture Affiliates VI, L.P. ("SVA VI"), including 251 shares subject to currently exercisable warrants, (iii) 139,752 shares held by Sofinnova Venture Partners VI GmbH & Co. KG ("SVP VI KG"), including 3,640 shares subject to currently exercisable warrants, and (iv) 17,953 shares held by Dr. Michael F. Powell. Sofinnova Management VI, L.L.C. ("SM VI") is the general partner of SVP VI and SVA VI and the managing limited partner of SVP VI KG. The principal business of each of SVP VI, SVA VI and SVP VI KG is to make investments in private and public companies, and the principal business of SM VI is to serve as the general partner of SVP VI, SVA VI and SVP VI KG. Alain L. Azan, Dr. Michael F. Powell, Dr. James I. Healy and Eric P. Buatois are the managing members of SM VI. SM VI, the general partner of SVP VI, SVA VI and SVP VI KG, may be deemed to have sole power to vote and sole power to dispose of shares directly owned by SVP VI SVA VI and SVP VI KG, and Alain L. Azan, Dr. Michael F. Powell, Dr. James I. Healy and Eric P. Buatois, the managing members of SM VI, may be deemed to have shared voting power to vote such shares. Dr. Powell is a director of the Company. Dr. Powell is a managing member of SM VI and disclaims beneficial ownership of the shares shown as beneficially owned by Sofinnova except to the extent of his pecuniary interest therein as a managing member of SM VI. Dr. Powell may be deemed to have sole power to vote and sole power to dispose of shares of the Issuer directly owned by him. With respect to the ownership information relating to stockholders affiliated with Sofinnova Ventures, Inc., we have relied on information supplied by SVP VI on Schedule 13D filed with the Securities and Exchange Commission on March 26, 2014.

(5)
Consists of (i) 713,887 shares held by Venrock Healthcare Capital Partners, L.P., including 118,981 shares issuable pursuant to common stock purchase warrants, and (ii) 130,589 shares held by VHCP Co-Investment Holdings, LLC, including 21,765 shares issuable pursuant to common stock purchase warrants. With respect to the ownership information relating to stockholders affiliated with Venrock, we have relied on information supplied by Venrock Healthcare Capital Partners, L.P. on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014.

(6)
Shares for Dr. Grais consist of 70,380 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(7)
Shares for Dr. Rousseau consist of 23,581 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(8)
Shares for Dr. Weber consist of 344,719 shares of common stock and 17,953 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(9)
Shares for Dr. Castaigne consist of 4,733 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(10)
Shares for Dr. Ekman consist of 14,961 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(11)
Shares for Dr. Powell consist of 17,953 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(12)
Shares for Ms. VanLent consist of 4,735 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

(13)
Includes 154,296 common stock options that were exercisable as of, or exercisable within 60 days of, March 31, 2014.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of nine directors. Pursuant to the provisions of the Company's certificate of incorporation and amended and restated bylaws, each member of our Board of Directors is to be elected each year to hold office for one year until the annual meeting of stockholders after such election and under their respective successors shall have been duly elected and qualified. Our Board, upon the recommendation of our Nominating and Corporate Governance Committee (referred to herein as, the "Nominating Committee"), has nominated the nine persons named below, and the Board also recommends that the stockholders elect all of the Board's director nominees at this year's Annual Meeting to serve until our 2015 Annual Meeting of Stockholders. The proxies solicited by this Proxy Statement cannot be voted for more than nine nominees at the Annual Meeting. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the proxy holders may vote for a substitute nominee chosen by the present Board to fill the vacancy. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

        Biographical information and the attributes, skills and experience of each nominee that led our Nominating Committee and Board to determine that each person should serve as a director are discussed below.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL ON PROPOSAL NO. 1 TO ELECT EACH OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

BOARD OF DIRECTORS

        The following information is furnished with respect to each of our directors, which information is as of March 31, 2014. Effective as of the effective time of the Merger, John H. Johnson, George B. Abercrombie, Vipin K. Garg, Ph.D. and Alex Zisson resigned from the Company's board of directors and Nina Kjellson, Linda S. Grais, M.D., Michael F. Powell, Ph.D., Pratik Shah, Ph.D., Eckard Weber, M.D., Lars Ekman, M.D. Ph.D. and Franck S. Rousseau, M.D. were appointed to the Company's board of directors. On December 19, 2013, Wendell Wierenga, Ph.D. was appointed to the Company's board of directors, and on February 18, 2014, Pratik Shah, Ph.D. resigned from the Company's board of directors. Information about the number of shares of common stock beneficially owned by each director, directly and indirectly, appears previously under the heading "Security Ownership of Certain Beneficial Owners and Management."

MANAGEMENT DIRECTORS

Name	Age	Position
Linda S. Grais, M.D.	57	President, Chief Executive Officer and Director
Franck S. Rousseau, M.D.	56	Chief Medical and Development Officer and Director

        Linda S. Grais, M.D. has served as one of our directors and as our President and Chief Executive Officer since the date of the Merger, as a member of the board of directors of Private Ocera since January 2008 and as President and Chief Executive Officer of Private Ocera since June 2012. Prior to her employment by Private Ocera, Dr. Grais served as a Managing Member at InterWest Partners, a venture capital firm from May 2005 until February 2011. From July 1998 to July 2003, Dr. Grais was a founder and executive vice president of SGX Pharmaceuticals Inc., a drug discovery company focusing on new treatments for cancer. Prior to that, she was a corporate attorney at Wilson Sonsini Goodrich & Rosati, where she practiced in such areas as venture financings, public offerings and strategic partnerships. Before practicing law, Dr. Grais worked as an assistant clinical professor of Internal Medicine and Critical Care at the University of California, San Francisco. She currently serves on the board of directors of Arca Biopharma, Inc (NASDAQ:ABIO). Dr. Grais received a B.A. from Yale University, magna cum laude, and Phi Beta Kappa, an M.D. from Yale Medical School and a J.D. from Stanford Law School. As of President and Chief Executive Officer, Dr. Grais brings to our Board of Directors her diverse training and experience as both a medical doctor and a lawyer, her experience as a founder and senior executive of a pharmaceutical company, and her experience as an investor in new life sciences companies.

        Franck S. Rousseau, M.D. has served as one of our directors and as our Chief Medical and Development Officer since the closing of the Merger. Between October 2011 and July 2013, Dr. Rousseau served as the Chief Medical Officer of Tranzyme. From January 2003 to April 2010, he worked at Gilead Sciences, Inc. (NASDAQ: GILD) where he had most recently served as Therapeutic Area Head, Hepatic Diseases, and initially as Vice President, Clinical Development. During this time, when he also was head of Gilead's Durham, North Carolina facility, Dr. Rousseau oversaw the clinical development for several drugs which ultimately received global marketing approval. From 1997 to 2002, Dr. Rousseau was Chief Medical Officer of Triangle Pharmaceuticals until its acquisition by Gilead in 2003. He began his pharmaceutical industry career in 1993 at Wellcome Lab, followed by two years with Glaxo Wellcome (NYSE: GSK) from 1995-1997 serving as Medical Advisor. Dr. Rousseau holds a Doctorate of Medicine and a Degree of Epidemiology and Nosocomial Infections from the University of Paris 7, Paris, France. He also holds a Degree of Statistics from the University of Paris 6, Paris, France. We believe Dr. Rousseau's qualifications to sit on the Company's Board of Directors include his extensive experience in the pharmaceutical industry and his extensive knowledge of the clinical development process.

NON-MANAGEMENT DIRECTORS

Name	Age	Position
Eckard Weber, M.D.(1)	64	Chairman of the Board of Directors
Jean-Paul Castaigne, M.D.(1)(2)	68	Director
Lars G. Ekman, M.D., Ph.D.	64	Director
Nina Kjellson(3)	39	Director
Michael Powell, Ph.D.(2)(3)	59	Director
Anne M. VanLent(2)(3)	66	Director
Wendell Wierenga, Ph.D.(1)	66	Director

(1)
Member of Compensation Committee.

(2)
Member of Audit Committee.

(3)
Member of Nominating and Corporate Governance Committee.

        Eckard Weber, M.D. has served as the Chairman of our Board of Directors since the closing of the Merger. Mr. Weber was a co-founder of Private Ocera and served as Chief Executive Officer from February 2005 to August 2005, a member of its board of directors from its inception in December 2004 to July 2013, and as the chairman of Private Ocera's board of directors from 2004 to July 2013. Dr. Weber is also an employee of Domain Associates, L.L.C., a private venture capital management firm focused on life sciences, a position he has held since 2001. Dr. Weber currently serves as chief executive officer of Sonexa Therapeutics, a seed-stage biopharmaceutical company. He is chairman of the board at Sequel Pharmaceuticals, Inc. and Tragara Pharmaceuticals, Inc. Dr. Weber is an observer on the board of directors of Syndax Pharmaceuticals, Inc. and a member of the board of directors of Adynxx, Inc., Atara Biotherapeutics, Inc., Domain Elite Holdings, Ltd. and Tobira Therapeutics, Inc. Dr. Weber was chairman of Peninsula Pharmaceuticals, Inc. until the company was sold to Johnson & Johnson in 2005, chairman of Cerexa Inc. until the company was sold to Forest Laboratories, Inc. in January 2007, chairman of NovaCardia, Inc. until the company was sold to Merck in September 2007, chairman of Calixa Therapeutics until the company was sold to Cubist Pharmaceuticals in December 2009 and a board member of Conforma Therapeutics Corporation and Cabrellis Pharmaceuticals Corporation until they were sold to Biogen-IDEC, Inc. and Pharmion Corporation, respectively. Dr. Weber also has over 20 years of drug discovery and development experience and has been a consultant to biotechnology and pharmaceutical companies. Until 1995, he was a tenured Professor of Pharmacology at the University of California, Irvine. Dr. Weber is the inventor or co-inventor of over 40 patents and patent applications, and has published over 130 papers in scientific periodicals. Dr. Weber is the chairman of the board of directors of Orexigen, Inc. (NASDAQ:OREX), and, during the past five years, served as a member of the board of directors of Novacea, Inc. (OTC:NOVC). Dr. Weber holds a B.S. from Kolping College in Germany and an M.D. from the University of Ulm Medical School in Germany. He received his postdoctoral training in neuroscience at Stanford University Medical School. We believe Dr. Weber adds significant value to our Board of Directors because of his operational, strategic and corporate leadership experience, and his experience as a founding chief executive officer and board member of, and consultant to, numerous biopharmaceutical companies.

        Jean-Paul Castaigne, M.D. has served as one of our directors since June 2004. Dr. Castaigne is President and CEO of Angiochem Inc. ("Angiochem"), a position he has held since September 2006. Angiochem leverages its EPiC platform technology to create drugs that cross the blood brain barrier to treat brain diseases. In this capacity, he has advanced multiple clinical and preclinical drug candidates and leads the company's financing and partnering activities. Prior to joining Angiochem, he was COO and CSO of Conjuchem Inc. (TSX:CJB) ("Conjuchem"), a Montreal-based drug delivery company. Prior to joining Conjuchem in 2000, he was Vice President, World Wide Head of Global R&D at

Groupe Fournier SA in France. Before that, he was with Novartis for over 10 years in a variety of international positions, including President and Managing Director for Sandoz Philippines and Director of Medical and R&D for Sandoz in France and as Corporate Vice-President, R&D, Medical and Regulatory in Canada, where he oversaw significant growth in the R & D operation. Earlier in his career, Dr. Castaigne worked for Cilag France (Johnson & Johnson) and Sanofi-Aventis in clinical and regulatory management. He received his M.D. from Paris University in 1975, held the position of Associate Professor of Oncology, Pneumology there in 1978, and received his advanced diploma in Management and Business Administration in 1987 from HEC Paris. Dr. Castaigne currently serves on the boards of directors of Asmacure, Inc., a clinical-stage biopharmaceutical company focused on the development of novel, proprietary molecules that target cholinergic receptors for the treatment of inflammation, notably pulmonary airway diseases, and BioQuebec, an associated of biotechnology companies based in Quebec. Dr. Castaigne formerly served on the board of directors of Allostera Pharma, Inc. between 2006 and 2011. We believe Dr. Castaigne's experience working in various pharmaceutical companies as well as his extensive knowledge of all aspects of our preclinical and clinical development plans make him an important member of our Board of Directors.

        Lars G. Ekman, M.D., Ph.D. has served as one of our directors since the closing of the Merger. Dr. Ekman served as a member of the board of directors of Private Ocera from January 2009 to July 2013. Dr. Ekman has been employed at Sofinnova Ventures since 2008 and currently serves as an Executive Partner. Dr. Ekman has more than 28 years of experience in the pharmaceutical industry, and served as Co-Founder and Chief Executive Officer of Cebix Inc., from 2008 to 2010. Prior to that, he was Executive Vice President and President of Global Research and Development of Elan Corporation plc ("Elan") from January 2001 to December 2007. Prior to joining Elan, Dr. Ekman was Executive Vice President, Research and Development at Schwarz Pharma AG from February 1997 to December 2000, and was previously employed in a variety of senior scientific and clinical functions at Pharmacia, now Pfizer. Dr. Ekman serves as the Lead Independent Director of the board of InterMune Inc. (NASDAQ:ITMN), the Chairman of Amarin Corporation plc (NASDAQ: AMRN), the Executive Chairman of Sophiris Bio Inc. (formerly Protox Therapeutics) (NASDAQ:SPHS) and the Chairman of Prothena Corporation plc (NASDAQ:PRTA). Additionally, he is a member of the board of Cebix Inc. Dr. Ekman is a board certified surgeon with a Ph.D. in experimental biology and has held several clinical and academic positions in the United States and Europe. He obtained his Ph.D. and M.D. from the University of Gothenburg, Sweden. Dr. Ekman brings to our Board of Directors extensive knowledge of the research, development and commercialization of pharmaceutical products in a variety of therapeutic areas that he gained as a former senior executive at several global pharmaceutical companies and his medical background.

        Nina Kjellson has served as one of our directors since the closing of the Merger. Ms. Kjellson served as a member of the board of directors of Private Ocera from June 2011 to July 2013. Ms. Kjellson is a managing director at InterWest Partners, a venture capital firm, where she has been employed since 2002. From June 2000 to June 2002, she served as an investment manager at Bay City Capital, a life sciences merchant bank, and from October 1999 to June 2000, as a research associate at Oracle Partners, a healthcare-focused hedge fund. From August 1997 to September 1999, Ms. Kjellson conducted health policy and survey research with the Kaiser Family Foundation, a private foundation focusing on healthcare issues. She holds a B.A. in Human Biology from Stanford University. Ms. Kjellson also served on the board of directors of Trius Therapeutics, Inc., a biopharmaceutical company focused on the discovery, development and commercialization of antibiotics for serious infections formerly listed on the NASDAQ, from February 2007 until its acquisition by Cubist Pharmaceuticals, Inc. in September 2013. We believe Ms. Kjellson's extensive healthcare investment experience, knowledge of financial markets and expertise in biopharmaceuticals companies makes her a valuable member of our Board of Directors.

        Michael Powell, Ph.D. has served as one of our directors since the closing of the Merger. Dr. Powell served as a member of the board of directors of Private Ocera from June 2006 to July 2013. Dr. Powell has been a managing general partner of Sofinnova Ventures, a venture capital firm, since 1997. From 1990 to 1997, Dr. Powell served as group leader of drug delivery at Genentech, Inc. From 1987 to 1990, he was the director of product development for Cytel Corporation, a biotechnology firm. He is an adjunct professor at the University of Kansas. Dr. Powell is currently the board president of AVAC (AIDS Vaccine Advocacy Coalition) and a past strategic advisor to OneWorld Health and to the IAVI (International AIDS Vaccine Initiative) Innovation Fund. Within the past five years, Dr. Powell served on the board of directors of each of Trius Therapeutics, Inc. (NASDAQ:TSRX) and Orexigen Therapeutics, Inc. (NASDAQ:OREX), and currently serves on the board of directors of several private companies, including Ascenta Therapeutics, Labrys Biologics, and Mirna Therapeutics. Dr. Powell holds a B.S. in chemistry and a Ph.D. in physical chemistry from the University of Toronto, and completed his post-doctorate work in bio-organic chemistry at the University of California. We believe that Dr. Powell's leadership and corporate governance experience from his experience with life sciences companies and his service on the boards of directors of other private and public companies, including his service on other audit and nominating and corporate governance committees, makes him an appropriate nominee to serve on the Company's Board of Directors.

        Anne M. VanLent has served as one of our directors since March 2011. Ms. VanLent is currently the President of AMV Advisors, a company which she founded in May 2008 to provide corporate strategy and financial consulting services to emerging growth life sciences companies. From May 2002 through April 2008, Ms. VanLent was the Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc., a company that developed and marketed prescription dermatology products that was publicly-traded before being acquired by Stiefel Laboratories in August 2008. From July 1997 to October 2001, she was the Executive Vice President—Portfolio Management for Sarnoff Corporation, a multidisciplinary research and development firm. From 1985 to 1993, she served as the Senior Vice President and Chief Financial Officer of The Liposome Company, Inc., a publicly-traded biopharmaceutical company. Ms. VanLent also currently serves as a director of and chair of the audit committee of Aegerion Pharmaceuticals, Inc. (NASDAQ:AEGR), as a director of, chair of the audit committee of and a member of the nominating and corporate governance committee of Biota Pharmaceuticals, Inc. (NASDAQ:BOTA), and as a director of, chair of the audit committee of and a member of the compensation committee of Onconova Therapeutics, Inc. (NASDAQ:ONTX). Within the past five years, Ms. VanLent formerly served on the board of directors of each of Penwest Pharmaceuticals Co., a NASDAQ-listed company from 1997 through its sale to Endo Pharmaceuticals, Inc. in the fall of 2010, and Integra Life Sciences Holding Corporation (NASDAQ:IART). Ms. VanLent received a B.A. degree in Physics from Mount Holyoke College. We believe that Ms. VanLent's significant management experience in both public and private life sciences companies as well as expertise in financial and accounting matters makes her a valuable member of our Board of Directors and enables her to serve as our audit committee financial expert.

        Wendell Wierenga, Ph.D. has served as one of our directors since December 2013. Dr. Wierenga has served on the boards of directors of seven biotech companies including Onyx Pharmaceuticals Inc., and currently, Cytokinetics, Incorporated (NASDAQ:CYTK), XenoPort, Inc. (NASDAQ:XNPT), Concert Pharmaceuticals, Inc. (NASDAQ:CNCE) and Apricus Biosciences, Inc. (NASDAQ:APRI). Mr. Wierenga has also been a member of the scientific advisory board of seven biotech and pharmaceutical companies. Most recently, Dr. Wierenga was executive vice president, research and development at Santarus, Inc. ("Santarus") from June 2011 until January 2014. Prior to joining Santarus in June 2011, he was executive vice president of research and development at Ambit Biosciences, Inc., a biopharmaceutical company engaged in the discovery and development of small-molecule kinase inhibitors, since January 2007. Dr. Wierenga served as executive vice president of research and development at Neurocrine Biosciences, Inc., a biopharmaceutical company developing therapeutics for neuropsychiatric, neuroinflammatory and neurodegenerative diseases, from 2003 to

2007. From 2000 to 2003, Dr. Wierenga was chief executive officer of Syrrx, Inc. ("Syrrx"), a company focused on small-molecule drug compounds. Prior to joining Syrrx, from 1990 to 2000, he was senior vice president of worldwide pharmaceutical sciences, technologies and development at Parke-Davis, a division of Warner Lambert Co., a pharmaceutical company, acquired by Pfizer Inc. in 2000. Prior to Parke-Davis, Dr. Wierenga worked at Upjohn Co., later Pharmacia & Upjohn, Inc., a pharmaceutical and biotechnology company, for 16 years in various positions, most recently as executive director of discovery research. Pfizer acquired Pharmacia & Upjohn, then named Pharmacia Corp., in 2002. Dr. Wierenga has led or participated in the research and development of more than 70 Investigational New Drugs, over 15 New Drug Applications and 16 marketed products, including Lipitor, Neurontin, Lyrica, and Uceris. Dr. Wierenga received a B.S. from Hope College and a Ph.D. in chemistry from Stanford University. Dr. Wierenga brings extensive experience working in various pharmaceutical companies as well as in background in pharmaceutical research, clinical development and regulatory matters to our Board of Directors.

Composition of our Board of Directors

        Our Board of Directors currently consists of nine members. Our current directors who were directors of Private Ocera were elected to the board of Private Ocera pursuant to the board composition provisions of a voting agreement. These board composition provisions terminated upon closing of the Merger and there are no contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and Board of Directors now consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not limited to race, gender or national origin. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee's and Board of Directors' priority in selecting Board members is identification of persons who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, and professional and personal experiences and expertise relevant to our growth strategy.

        Director Independence.    As required under The NASDAQ Stock Market ("NASDAQ") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Our Board of Directors consults with the Company's counsel to ensure that the Board of Directors' determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time. Our Board of Directors has determined that all non-employee members of our Board of Directors, Eckard Weber, M.D., Jean-Paul Castaigne, M.D., Lars G. Ekman, M.D., Ph.D., Nina Kjellson, Michael Powell, Ph.D., Anne M. VanLent and Wendell Wierenga, Ph.D. are independent under the applicable rules and regulations of the Securities and Exchange Commission and NASDAQ. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure and Board's Role in Risk Oversight

        The positions of Chairman of the Board and Chief Executive Officer are presently separated and have historically been separated at our company. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to her position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors' oversight responsibilities continue to grow. Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. This leadership structure also is preferred by a significant number of our stockholders. Our Board of Directors believes its administration of its risk oversight function has not affected its leadership structure.

        While our amended and restated bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on collaborative partners, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no commercial manufacturing experience, marketing or sales capability or experience and dependence on key personnel as more fully discussed under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company as our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

Committees of Our Board of Directors

        Our Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NASDAQ and the Securities and Exchange Commission rules and regulations. A brief description of these committees and their current membership follows.

        Compensation Committee.    The current members of our Compensation Committee are Eckard Weber, M.D., who is the chair of the committee, Jean-Paul Castaigne, M.D. and Wendell Wierenga, Ph.D. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of the SEC and NASDAQ and is a non-employee director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is an outside director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. In 2013, the Compensation Committee met six times, either in person or by conference telephone. You can find the Compensation Committee charter on the "Investor Relations" page of our website, www.ocerainc.com, under the "Corporate Governance" tab. The Compensation Committee's responsibilities include:

  •
  reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

  •
  evaluating the performance of these officers in light of those goals and objectives;

  •
  reviewing and approving the compensation of these officers based on such evaluations;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  retaining, terminating and approving the compensation of any compensation advisers;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  reviewing and approving grants of awards under our incentive-based compensation plans and equity-based plans;

  •
  reviewing and making recommendations to the Board of Directors with respect to director compensation; and

  •
  reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members, and reporting to the Board of Directors on the results of such evaluation.

        Audit Committee.    The current members of our Audit Committee are Anne M. VanLent, who is the chair of the committee, Jean-Paul Castaigne, M.D. and Michael Powell, Ph.D. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Anne M. VanLent is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Each of the members of our Audit Committee is independent under the applicable rules and regulations of the SEC and NASDAQ. In 2013, the Audit Committee met seven times, either in person or by conference telephone. You can find the Audit Committee charter on the "Investor Relations" page of our website, www.ocerainc.com, under the "Corporate Governance" tab. The Audit Committee's responsibilities include:

  •
  overseeing our corporate accounting and financial reporting process;

  •
  evaluating the independent auditors' qualifications, independence and performance;

  •
  determining the engagement of the independent auditors;

  •
  reviewing and approving the scope of the annual audit and the audit fee;

  •
  discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements;

  •
  approving the retention of the independent auditors to perform any proposed permissible non-audit services;

  •
  monitoring the rotation of partners of the independent auditors on our engagement team as required by law;

  •
  reviewing our critical accounting policies and estimates;

  •
  overseeing our internal audit function; and

  •
  annually reviewing the Audit Committee charter and the Audit Committee's performance.

        Nominating and Corporate Governance Committee.    The current members of our Nominating and Corporate Governance Committee are Anne M. VanLent, who is the chair of the committee, Nina Kjellson and Michael Powell, Ph.D. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable rules and regulations of the SEC and NASDAQ. In 2013, the Nominating and Corporate Governance Committee met two times. You can find the Nominating and Corporate Governance Committee charter on the "Investor Relations" page of our website, www.ocerainc.com, under the "Corporate Governance" tab. The Nominating and Corporate Governance Committee responsibilities include:

  •
  making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors;

  •
  overseeing our corporate governance guidelines; and

  •
  reporting and making recommendations to our Board of Directors concerning governance matters.

        Other Committees.    Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Compensation Committee Interlocks and Insider Participation

        During 2013, Drs. Weber, Castaigne and Shah served as members of the compensation committee. None of the members of our Compensation Committee has at any time been one of our officers or employees or had any relationship requiring disclosure herein. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Communications with our Board of Directors or Individual Directors

        Our Board of Directors provides to every stockholder the ability to communicate with our Board of Directors, as a whole, and with individual directors in his or her capacity as a member of the Board. Stockholders may send such communications to the attention of the Chairman of our Board of Directors or the applicable individual director by facsimile to (650) 521-5677 or by U.S. mail (including courier or expedited delivery service) to our principal executive offices, at 525 University Avenue, Suite 610, Palo Alto, California 94301. We will forward all such stockholder communications to the Chairman of our Board of Directors, as a representative of our Board of Directors, or to the director to whom the communication is addressed.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Committee Charters

        Our Board of Directors has approved Corporate Governance Guidelines, and established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee, each of which operates in accordance with a charter that has been adopted by the Board of Directors. The Corporate Governance Guidelines, together with these charters, provide the framework for the governance of the Company. You may view our Corporate Governance Guidelines and the charters on our corporate website at www.ocerainc.com.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Accounting and Auditing Matters Open Door Policy

        We have adopted an Open Door Policy on Reporting Complaints Regarding Accounting and Auditing Matters to facilitate the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by our employees of concerns regarding these matters. Information regarding the process for reporting such complaints is available on our website at www.ocerainc.com/contact.

Consideration of Director Candidates

        Our Nominating and Corporate Governance Committee identifies, evaluates and recommends director candidates to our Board of Directors for nomination. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, use of professional search firms to identity potential candidates, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.

        In considering candidates for director, the Nominating and Corporate Governance Committee will consider the appropriate qualities, skills and characteristics desired of nominees for Board members in the context of the current make-up of the Board. The Board as a whole should collectively possess a diverse range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. The Nominating and Corporate Governance Committee considers all of these qualities, and with respect to existing directors, the director's past attendance at meetings and participation in, and contributions to, the activities of the Board and committees of the Board on which the director served, when selecting, subject to ratification by our Board of Directors, candidates for director.

        The Board does not have a policy with respect to the consideration of diversity in identifying director candidates. However, as noted above, the Board considers the diversity of the skills, expertise, industry and other knowledge, and business and other experience of the Board as a whole when evaluating director nominees.

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by following the procedures set forth below under "Stockholder Nominations." The Nominating Committee will evaluate stockholder recommended candidates in the same manner as it evaluates candidates recommended by others.

        Stockholder Nominations.    Our amended and restated bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors. The Nominating and Corporate Governance Committee also reviews, evaluates and proposes prospective candidates for our Board and considers nominees properly recommended by stockholders. Stockholders wishing to submit nominations must provide timely written notice to our Corporate Secretary in accordance with our bylaws and otherwise follow the procedures set forth in the bylaws. Stockholders may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations and proposals. For more information pertaining to stockholder proposals, see "Stockholder Proposals for 2015 Annual Meeting of Stockholders" below.

Related Person Transaction Policy

        Our Board of Directors has adopted a related person transaction policy that requires all future transactions between us and any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party's interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. For more information regarding these transactions, see "Certain Relationships and Related Party Transactions" in this proxy statement.

Policy governing director attendance at annual meetings of stockholders

        Our policy is to encourage all of our directors to be present at our annual stockholder meetings.

Board and Committee Meetings

        The following table sets forth the number of meetings held during the fiscal year 2013 by the Board of Directors and by each committee thereof. Each of the directors, who were serving on our Board of Directors during fiscal year 2013, attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member during the time each such individual was a member of the Board of Directors.

Number of Meetings Held
Board of Directors	11
Audit Committee	7
Compensation Committee	6
Nominating and Corporate Governance	2

 DIRECTOR COMPENSATION

General

        In connection with the initial public offering of Tranzyme, upon the recommendation of Tranzyme's Compensation Committee, the Board of Directors of Tranzyme adopted a non-employee director compensation policy, which became effective on July 1, 2011 (referred to herein as the "2011 Non-Employee Director Compensation Policy").

        On August 30, 2013, following the completion of the Merger, the Board of Directors adopted a new non-employee director compensation policy set forth below, which became effective on August 30, 2013 (referred to herein as the "2013 Non-Employee Director Compensation Policy").

2011 Non-Employee Director Compensation Policy

        Set forth below is our 2011 Non-Employee Director Compensation Policy which became effective on July 1, 2011 and terminated as of August 30, 2013. Directors who were also our employees received no additional compensation (beyond their regular employee compensation) for their services as directors.

Cash Compensation:
Retainers:
	Chairman of Board	$10,000 per year(1)
	Audit Committee Chairman	$8,000 per year(1)
Board Meetings:
	Per Meeting (in person)	$4,000
	Per Meeting (telephonically)	$3,000
All Committee Meetings:	Per Meeting	$1,000
Equity Compensation:	Chairman of the Board	An option to purchase 5,000 shares annually(2)(3)
	Non-employee director	An option to purchase 2,500 shares annually(2)(3)
	New director	An option to purchase up to 2,500 shares(4)

(1)
Paid annually after the Company's annual meeting of stockholders.

(2)
Adjusted to reflect the 12-for-1 reverse stock split. Annual option grants were made to all non-employee directors in office after each annual meeting of stockholders. Annual option grants vested 25% upon issuance and 25% on each three-month anniversary of the date of the grant.

(3)
At each annual meeting at which the director remains on the Board of Directors, the non-employee director was eligible to receive an additional option to purchase a number of shares of our common stock such that all options held by the Chairman represented approximately 0.25% and for other non-employee directors approximately 0.20%, respectively, of our total number of outstanding shares of capital stock on a fully-diluted basis.

(4)
Adjusted to reflect the 12-for-1 reverse stock split. New director option grants were made on the date that a new non-employee director joined the Board of Directors. New director option grants vested 25% upon issuance and 25% on each three-month anniversary of the date of the grant.

2013 Non-Employee Director Compensation Policy

        Set forth below is our 2013 Non-Employee Director Compensation Policy which became effective on August 30, 2013. Directors who are also our employees will receive no additional compensation (beyond their regular employee compensation) for their services as directors.

Annual Amount
Annual Retainer for each Board Member:	$30,000
Additional Retainer for the Chairman of the Board:	$25,000
Audit Committee Chair:	$15,000
Other Audit Committee Members:	$7,500
Compensation Committee Chair:	$10,000
Other Compensation Committee Members:	$5,000
Nominating and Corporate Governance Committee Chair:	$8,000
Other Nominating and Corporate Governance Committee Members:	$4,000

        Under the terms of the 2013 Non-Employee Director Compensation Policy, each newly elected non-employee member of the Board of Directors will also receive a one-time grant of an option to purchase 20,000 shares of our common stock promptly following election or appointment to the Board of Directors. These options will vest over four years with 25% of the shares vesting on the first anniversary of the grant date and the remaining shares vesting in equal monthly installments over the succeeding three year period, provided that the applicable non-employee director is, as of such vesting date, then a director. In addition, each non-employee director will be granted options to purchase 10,000 shares of our common stock per year, which shall be granted in arrears in approximately equal quarterly installments, provided that the applicable non-employee director is, as of such grant date, then a non-employee director of the Company. Each such grant will vest in equal monthly installments over the 12 month period commencing with the date of grant, provided that the applicable non-employee director is, as of such vesting date, then a director of the Company.

2013 Non-Employee Director Compensation

        The following table presents information regarding the compensation of our non-employee directors in the year ended December 31, 2013. Linda S. Grais, M.D., our President and Chief Executive Officer, and Franck S. Rousseau, M.D., our Chief Medical and Development Officers, serve on our Board of Directors but do not receive compensation for their service as directors and the compensation paid to Drs. Grais and Rousseau as employees during the year ended December 31, 2013 is set forth in the "Summary Compensation Table" below.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
Eckard Weber, M.D.(7)	32,500		224,393	(5)	256,893
George B. Abercrombie(8)	20,000		—		20,000
Jean-Paul Castaigne, M.D.	21,250		224,393	(5)	245,643
Aaron Davidson(9)	—	(3)	—		—
Lars G. Ekman, M.D., Ph.D.(7)	15,000		224,393	(5)	239,393
John H. Johnson(8)	155,000		—		155,000
Nina Kjellson(7)	17,000		224,393	(5)	241,393
Michael Powell, Ph.D.(7)	17,000		224,393	(5)	241,393
Pratik Shah, Ph.D.(7)	21,250		224,393	(5)	245,643
Anne M. VanLent	46,500		224,393	(5)	270,893
Wendell Wierenga, Ph.D.(10)	2,917		211,207	(6)	214,124
Alex Zisson(8)	2,000	(4)	—		2,000

(1)
Amounts in this column represent (i) fees earned under the 2011 Non-Employee Director Compensation Policy for the period from January 1, 2013 through and including August 29, 2013, and (ii) fees earned under the 2013 Non-Employee Director Compensation Policy for the period from August 30, 2013 through and including December 31, 2013.

(2)
Amounts in this column represent the grant date fair value of option awards granted to non-employee directors during 2013, computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by non-employee directors. The assumptions made in valuing the option awards reported in this column are discussed in the Company's audited financial statements (Note 2), Summary of Significant Accounting Policies under subsection "Stock-Based Compensation," and in (Note 10), Stock-Based Compensation included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC.

(3)
Pursuant to an agreement between Mr. Davidson and H.I.G. BioVentures, these director fees were paid directly to H.I.G. BioVentures.

(4)
Pursuant to an agreement between Thomas, McNerney & Partners and Mr. Zisson, these director fees are paid directly to Thomas, McNerney & Partners.

(5)
On August 30, 2013 the Board of Directors authorized the grant of an option to purchase 20,000 shares of our common stock to each non-employee director. These options have an exercise price per share of $7.85, the closing price of our common stock on The NASDAQ Global Market on the date of grant.

(6)
On December 19, 2013 the Board of Directors authorized the grant of an option to purchase 20,000 shares of our common stock to Dr. Wierenga. This option has an exercise price per share of $13.25, the closing price of our common stock on The NASDAQ Global Market on the date of grant.

(7)
Drs. Weber, Ekman, Powell and Shah and Ms. Kjellson were appointed to the Board of Directors on July 15, 2013. Mr. Shah resigned from the Board of Directors on February 18, 2014.

(8)
Messrs. Abercrombie, Johnson and Zisson resigned from the Board of Directors on July 15, 2013.

(9)
Mr. Davidson resigned from the Board of Directors on March 12, 2013.

(10)
Mr. Wierenga was appointed to the Board of Directors on December 19, 2013.

        The non-employee members of our Board of Directors who held such position on December 31, 2013 held the following aggregate number of unexercised options as of such date:

Number of Options Outstanding at December 31, 2013
Eckard Weber, M.D.	37,953
Jean-Paul Castaigne, M.D.	24,733
Lars G. Ekman, M.D., Ph.D.	34,961
Nina Kjellson	20,000
Michael Powell, Ph.D.	37,953
Pratik Shah, Ph.D.	37,953
Anne M. VanLent	24,735
Wendell Wierenga, Ph.D.	20,000

Limitation of Liability and Indemnification Arrangements

        As permitted by the Delaware General Corporation Law, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated bylaws provide that:

  •
  we will indemnify our directors, officers and, at the discretion of our Board of Directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  we will advance expenses, including attorneys' fees, to our directors and, at the discretion of our Board of Directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have also entered into, or intend to enter into, indemnification agreements with each of our executive officers and directors. These agreements will provide that we will indemnify each of our directors to the fullest extent permitted by the Delaware General Corporation Law and advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

        We also maintain management liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

        At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

EXECUTIVE OFFICERS

        Biographical information regarding our current executive officers is set forth below. Each executive officer is elected annually by our Board and serves until his or her successor is appointed and qualified, or until such individual's earlier resignation or removal.

Name	Age	Position
Linda S. Grais, M.D.	57	Chief Executive Officer and President
Jeryl L. Hilleman	56	Chief Financial Officer and Secretary
Franck S. Rousseau, M.D.	56	Chief Medical and Development Officer

        Linda S. Grais, M.D.—Please refer to "Proposal No. 1—Election of Directors" section of this proxy statement for Dr. Grais' biographical information.

        Jeryl L. Hilleman has served as our Chief Financial Officer and Secretary since September 2013. From 2012 to 2013, Ms. Hilleman provided independent financial and strategic consulting for biotech and cleantech companies. From 2008 to 2012, she served as CFO of Amyris, Inc. (NASDAQ:AMRS), a multi-national, renewable products company based in California and Brazil. Prior to Amyris, Ms. Hilleman served as CFO of Symyx Technologies, a public company selling instruments, software and research services to pharmaceutical and chemical companies, and led the finance function at two public biotechnology companies, Geron Corporation and Cytel Corporation. Ms. Hilleman is also a member of the board of directors and chair of the audit committee of Xenoport (NASDAQ:XNPT). Ms. Hilleman holds an A.B. from Brown University and an M.B.A. from the Wharton Graduate School of Business.

        Franck S. Rousseau, M.D.—Please refer to "Proposal No. 1—Election of Directors" section of this proxy statement for Dr. Rousseau's biographical information.

 PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

        In accordance with adopted Section 14A of the Exchange Act, the Board of Directors is asking stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of the Company's named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

    RESOLVED, that the stockholders of Ocera Therapeutics, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the Company's 2014 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the "Executive Compensation" section of the Company's proxy statement.

        The Company urges you to read the "Executive Compensation" section of this proxy statement, which provides information about the compensation of the executive officers in 2013 whose compensation is disclosed in this proxy statement. We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

        The vote regarding the compensation of the named executive officers described in this Proposal No. 2, referred to as a "say-on-pay advisory vote," is advisory, and is, therefore, not binding on the Company or the Board of Directors. Although non-binding, the Board of Directors values the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION

Impact of Merger

        We experienced a significant change in management in connection with the Merger, which closed on July 15, 2013. As of the closing of the Merger, Vipin K. Garg, Tranzyme's President and Chief Executive Officer was terminated without cause, Rhonda L. Stanley ceased being the Company's Principal Financial Officer and Helmut Thomas was no longer designated as an executive officer of the Company.

        As of the closing to the Merger, the Board elected each of the following executive officers to serve as executive officers of the Company:

Name	Position
Linda S. Grais, M.D.	Chief Executive Officer and President
Dana McGowan	Chief Financial Officer and Secretary
Franck S. Rousseau, M.D.	Chief Medical and Development Officer
David S. Moore	Chief Business Officer

        On September 3, 2013, Jeryl L. Hilleman succeeded Dana S. McGowan, who resigned as the Chief Financial Officer and Secretary of the Company on the same date.

        On December 5, 2013, David S. Moore resigned as the Chief Business Officer of the Company.

        The discussion set forth below addresses the compensation of Tranzyme's executive officers for the period beginning on January 1, 2013 through the effective date of the Merger, and the compensation of the Company's executive officers for the period beginning on the effective date of the Merger through December 31, 2013. Summary descriptions of the employment arrangements with the Company's named executive officers are included below.

Executive Compensation Objectives and Philosophy

        The key objectives of our executive compensation programs are (1) to attract, motivate, reward and retain superior executive officers with the skills necessary to successfully lead and manage our business; (2) to achieve accountability for performance by linking annual cash incentive compensation to the achievement of measurable performance objectives; and (3) to align the interests of our executive officers and our equity holders through short- and long-term incentive compensation programs. For our executive officers, these short- and long-term incentives are designed to accomplish these objectives by providing a significant correlation between our results of operations and their total compensation.

        We expect to continue to provide our executive officers with a significant portion of their compensation through cash incentive compensation contingent upon the achievement of operational and personal performance metrics as well as through equity compensation. These two elements of executive compensation are aligned with the interests of our stockholders because the amount of compensation ultimately received will vary with our financial and operational performance. Equity compensation derives its value from our equity value, which in the future is likely to fluctuate based on our financial and operational performance.

        We seek to apply a consistent philosophy to compensation for all executive officers.

Setting Executive Compensation

        Our Compensation Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the compensation to be paid to our Chief Executive Officer, and for reviewing and determining the compensation of our other executive officers. Historically, our

Compensation Committee and Board of Directors have conducted an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers.

        When setting executive compensation, our Compensation Committee and Board of Directors consider our overall company performance, including our progress towards our research and development goals. They also consider compensation paid by similarly situated biotechnology companies.

Compensation Benchmarking and Peer Group

        In August 2013, our Compensation Committee retained the services of Radford, a division of Aon Hewitt (referred to herein as "Radford"), an independent executive compensation consultant, to review and provide comparative data on the base salary, bonus, equity compensation and total direct compensation of our executive officers as compared against 21 similar peer group public biotechnology companies at similar stages of clinical development, with headcounts between 12 and 167 employees, revenues between $0 and $41 million, and market capitalizations of generally between approximately $87 million to $362 million. In addition to the peer companies, Radford utilized published survey data from the Radford Global Technology Survey targeting pre-commercial bio-pharmaceutical companies and broader life science companies with a headcount of fewer than 100 employees.

        The companies in the peer group were as follows:

A.P. Pharma, Inc.	Geron Corporation
Ambit Biosciences Corporation	KaloBios Pharmaceuticals, Inc.
Amicus Therapeutics, Inc.	OncoGenix Pharmaceuticals, Inc.
ArQule, Inc.	Oncothyreon Inc.
BioDelivery Sciences International, Inc.	Receptos, Inc.
Cempra, Inc.	Sunesis Pharmaceuticals, Inc.
Cytokinetics, Incorporated	Targacept, Inc.
Durata Therapeutics, Inc.	Tetraphase Pharmaceuticals, Inc.
Dynavax Technologies Corporation	Threshold Pharmaceuticals, Inc.
Enzon Pharmaceuticals, Inc.	Zalicus Inc.
Galena Biopharma, Inc.

        The assessment provided by Radford indicated that our executive cash compensation levels were at or below the 25th percentile of our identified peer group in cash compensation. In setting executive compensation levels following the Merger, our Compensation Committee sought to set base salaries and grant cash and equity awards to align the overall cash and equity compensation of our named executive officers with current market levels after taking into account individual responsibilities, performance and experience.

        Our Compensation Committee generally believes that gathering appropriate benchmark information is an important part of our compensation-related decision-making process and while this exercise does not perfectly capture all the unique aspects of our business, it typically provides a solid foundation upon which to base executive compensation decisions. In addition, our Compensation Committee continues to consider performance, the changing roles and responsibilities of our executive officers and the expected future contributions of our executive officers, and has typically taken into account advice from other independent members of our Board of Directors.

Role of Chief Executive Officer in Compensation Decisions

        Our Chief Executive Officer typically evaluates the performance of other executive officers and employees on an annual basis and makes recommendations to the Compensation Committee with respect to annual salary adjustments, bonuses and annual stock option grants. Our Chief Executive Officer is not present during deliberations or voting with respect to her own compensation.

Elements of Executive Compensation

        The elements of our compensation program are:

  •
  base salary;

  •
  performance-based cash incentives;

  •
  equity incentives; and

  •
  severance and change in control benefits.

        Base salary, performance-based cash incentives and long-term equity-based incentives are the most significant elements of our executive compensation program and, on an aggregate basis, they are intended to substantially satisfy our program's overall objectives. Typically the Compensation Committee has, and will seek to, set each of these elements of compensation at the same time to enable it to simultaneously consider all of the significant elements and their impact on compensation as a whole. Taking this comprehensive view of all compensation components allows us also to make compensation determinations that will reflect the principles of our compensation philosophy and related guidelines with respect to allocation of compensation among certain of these elements and total compensation. We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we do not apply any rigid allocation formula in setting our executive compensation, and we may make adjustments to this approach for various positions after giving due consideration to prevailing circumstances, the individuals involved and their responsibilities and performance.

Summary Compensation Table

        The following table provides information regarding the compensation earned during the years shown in the table for each of our named executive officers for 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Linda S. Grais, M.D.(3)	2013	188,771	10,031	5,549,254	84,469	9,151	(9)	5,841,676
President and Chief
Executive Officer
Jeryl L. Hilleman(4)	2013	82,500	15,000	2,241,029	33,000	15,762	(10)	2,387,291
Chief Financial Officer and
Secretary
Franck S. Rousseau, M.D.	2013	350,077	48,263	2,551,381	43,875	8,965	(11)	3,002,561
Chief Medical and	2012	330,000	—	124,049	—	10,566	(11)	464,615
Development Officer
David S. Moore(5)	2013	265,769	50,000	—	—	7,673	(11)	323,442
Former Chief Business	2012	250,000	—	57,222	—	8,077	(11)	315,299
Officer
Dana McGowan(6)	2013	54,798	30,000	—	—	171,690	(12)	256,488
Former Chief Financial
Officer and Secretary
Vipin K. Garg, Ph.D.(7)	2013	203,500	—	—	—	457,610	(13)	661,110
Former President and Chief	2012	370,000	—	66,780	—	12,062	(14)	448,842
Executive Officer
Helmut Thomas, Ph.D.(8)	2013	204,785	—	—	—	249,665	(15)	454,450
Former Senior Vice President,	2012	272,000	—	163,849	—	4,651	(11)	440,500
Research and Preclinical
Development

(1)
The amount represents discretionary bonuses accrued or paid during the indicated year.

(2)
The amount included in this column are the dollar amounts representing the full grant date fair value of each option calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (referred to herein, as "FASB ASC Topic 718") and do not represent the actual value that may be recognized by the named executive officers upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 9 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC.

(3)
Dr. Grais was appointed as our President Chief Executive Officer on July 15, 2013.

(4)
Ms. Hilleman was appointed as our Chief Financial Officer and Secretary on September 3, 2013.

(5)
Mr. Moore resigned as our Chief Business Officer on December 5, 2013.

(6)
Ms. McGowan was appointed as of Chief Financial Officer and Secretary on July 15, 2013 and resigned on September 3, 2013 and her employment with the Company terminated on September 30, 2013.

(7)
Dr. Garg resigned as our President and Chief Executive Officer on July 15, 2013.

(8)
Dr. Thomas ceased to serve as our Senior Vice President, Research and Preclinical Development on July 15, 2013.

(9)
This amount includes a Company contribution to a 401(k) plan of $7,650 and Company-paid life insurance premiums of $1,501.

(10)
This amount includes consulting fees of $11,025 paid to Ms. Hilleman prior to her employment with the Company, a Company contribution to a 401(k) plan of $4,531 and Company-paid life insurance premiums of $206.

(11)
Represents an employer contribution to a 401(k) plan.

(12)
Represents payments for salary continuation and prorated bonus of $132,500, health, dental and long-term disability benefits of $3,415, vacation payout of $30,577, a 401(k) contribution of $5,198, payable pursuant to the terms of the Letter Agreement between the Company and Ms. McGowan, dated September 16, 2013.

(13)
Represents (i) a Company contribution to a 401(k) plan of $7,667 and Company-paid life insurance premiums of $320, and (ii) payments for salary continuation and prorated bonus of $400,833, health, dental and long-term disability benefits of $30,133, vacation payout of $16,967, a 401(k) contribution of $1,690, payable pursuant to the terms of the Change of Control Agreement between the Company and Dr. Garg, dated June 13, 2008.

(14)
This amount includes a Company contribution to a 401(k) plan of $11,342 and company-paid life insurance premiums paid of $720.

(15)
Represents (i) a Company contribution to a 401(k) plan of $2,636, and (ii) payments for salary continuation, prorated bonus and health, dental and long-term disability benefits of $216,310 and vacation payout of $30,719 payable pursuant to the terms of the Change of Control Agreement between the Company and Dr. Thomas, dated June 13, 2008. The severance amounts were paid in Canadian Dollars, and were converted to U.S. dollars using the IRS conversion rate as of December 31, 2013 of 1.0640 Canadian Dollars to one U.S. dollar.

Employment Arrangements With Our Named Executive Officers

        Linda S. Grais, M.D.    On December 19, 2013, we entered into an Employment Agreement with Dr. Grais. Pursuant to the terms of the Employment Agreement, Dr. Grais receives an annual base salary of $425,000 and is eligible to receive an annual performance bonus, with a target amount equal to 50% of her annual base salary, the goals for which will be determined by our Board of Directors after consultation with Dr. Grais. Dr. Grais will receive a life insurance policy and is eligible to participate in the Company's 401(k) and other employee benefit plans. In the event Dr. Grais' employment is terminated by the Company without Cause or by her for Good Reason (each as defined in the Employment Agreement), subject to her execution and non-revocation of a customary release of claims in favor of the Company, she will be entitled to receive (i) a continuation of her base salary for 12 months at the rate in effect at termination, (ii) a pro-rated portion of her target bonus for the portion of the year Dr. Grais is actually employed by the Company, (iii) payment of her cost of health benefits and life insurance for 12 months following termination, and (iv) acceleration of the portion of Dr. Grais' stock options that would otherwise have vested during the 12 months following the effective date of termination assuming no such termination had occurred. In addition, in the event Dr. Grais' employment is terminated by the Company other than for Cause or by reason of Dr. Grais' death or permanent disability or by Dr. Grais for Good Reason, in either case, in anticipation of and within three months before, concurrently with, or within 12 months following a Change of Control (as defined in the Employment Agreement), subject to her execution and non-revocation of a customary release of claims in favor of the Company, Dr. Grais will be entitled to receive (i) an amount equal to 12 months of her base salary in effect at termination, payable in a single lump sum, (ii) an amount equal to the percentage of her annual base salary she received as a bonus in the prior year multiplied by her base salary received in the year of termination, payable in a single lump sum, (iii) an amount equal to her monthly cost of health benefits multiplied by 12 and (iv) full acceleration of all of Dr. Grais' stock options. The Employment Agreement also includes non-solicitation covenant that extends for one year following the termination of her employment and a non-compete covenant that applies during the term of her employment.

        Jeryl L. Hilleman.    On December 19, 2013, we entered into an Employment Agreement with Ms. Hilleman. Pursuant to the terms of the Employment Agreement with Ms. Hilleman, Ms. Hilleman receives an annual base salary of $333,000 and is eligible to receive an annual performance bonus, with a target amount equal to 30% of her annual base salary, the goals for which will be determined by the Company after consultation with Ms. Hilleman. Ms. Hilleman is eligible to participate in the Company's 401(k) and other employee benefit plans. In the event Ms. Hilleman's employment is terminated by the Company without Cause or by her for Good Reason (each as defined in the Employment Agreement), subject to her execution and non-revocation of a customary release of claims in favor of the Company, she will be entitled to receive (i) a continuation of her base salary for 12 months at the rate in effect at termination, (ii) a pro-rated portion of her target bonus for the portion of the year Ms. Hilleman is actually employed by the Company, (iii) payment of the cost of her health benefits for 12 months following termination, and (iv) acceleration of the portion of Ms. Hilleman's stock options that would otherwise have vested during the 12 months following the effective date of termination assuming no such termination had occurred. In addition, in the event Ms. Hilleman's employment is terminated by the Company for any reason other than for Cause or by reason of Ms. Hilleman's death or permanent disability or by Ms. Hilleman for Good Reason, in either case, in anticipation of and within three months before, concurrently with, or within 12 months following a Change of Control (as defined in the Employment Agreement), subject to her execution and non-revocation of a customary release of claims in favor of the Company, Ms. Hilleman will be entitled to receive (i) an amount equal to 12 months of her base salary in effect at termination, payable in a single lump sum, (ii) an amount equal to the percentage of her annual base salary she received as a bonus in the prior year multiplied by her base salary received in the year of termination, payable in a single lump sum, (iii) an amount equal to her monthly cost of health benefits multiplied by 12 and (iv) full acceleration of all of Ms. Hilleman's stock options. The Employment Agreement also includes non-solicitation covenant that extends for one year following the termination of her employment and a non-compete covenant that applies during the term of her employment.

        Franck S. Rousseau, M.D.    On December 19, 2013, we entered into an Employment Agreement with Dr. Rousseau. Pursuant to the terms of the Employment Agreement with Dr. Rousseau, Dr. Rousseau receives an annual base salary of $360,000 and is eligible to receive an annual performance bonus, with a target amount equal to 30% of his annual base salary, the goals for which will be determined by the Company after consultation with Dr. Rousseau. Dr. Rousseau is eligible to participate in the Company's 401(k) and other employee benefit plans. In the event Dr. Rousseau's employment is terminated by the Company without Cause or by him for Good Reason (each as defined in the Employment Agreement), subject to his execution and non-revocation of a customary release of claims in favor of the Company, he will be entitled to receive (i) a continuation of his base salary for 12 months at the rate in effect at termination, (ii) a pro-rated portion of his target bonus for the portion of the year Dr. Rousseau is actually employed by the Company, (iii) payment of his cost of health benefits for 12 months following termination, and (iv) acceleration of the portion of Dr. Rousseau's stock options that would otherwise have vested during the 12 months following the effective date of termination assuming no such termination had occurred. In addition, in the event Dr. Rousseau's employment is terminated by the Company for any reason other than for Cause or by reason of Dr. Rousseau's death or permanent disability or by Dr. Rousseau for Good Reason, in either case, in anticipation of and within three months before, concurrently with, or within 12 months following a Change of Control (as defined in the Employment Agreement), subject to his execution and non-revocation of a customary release of claims in favor of the Company, Dr. Rousseau will be entitled to receive (i) an amount equal to 12 months of his base salary in effect at termination, payable in a single lump sum, (ii) an amount equal to the percentage of his annual base salary he received as a bonus in the prior year multiplied by his base salary received in the year of termination, payable in a single lump sum, (iii) an amount equal to his monthly cost of health benefits multiplied by 12 and (iv) full acceleration of all of Dr. Rousseau's stock options. The Employment Agreement also includes non-solicitation covenant that extends for one year following the termination of his employment and a non-compete covenant that applies during the term of his employment.

        David S. Moore.    On November 2, 2011, we entered into a Change in Control Agreement with Mr. Moore, our former Chief Business Officer, providing for certain benefits to Mr. Moore in the event of his termination of employment following a Change of Control (as defined in the Change in Control Agreement). Pursuant to the Change in Control Agreement, in the event that Mr. Moore's employment is terminated (i) by us for any reason other than for Cause as defined in the Change in Control Agreement, (other than by reason of his death or permanent disability) or (ii) by Mr. Moore for Good Reason as defined in the Change in Control Agreement, in either case, in immediate anticipation of, concurrently with, or within 12 months following a Change of Control, Mr. Moore would have been entitled to receive (a) an amount equal to six months' of his then-current monthly base salary, payable as a single lump sum, (b) an amount equal to the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by the base salary he received in the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for six months from the date of termination.

        On February 8, 2013, we entered into a Severance Agreement with Mr. Moore in connection with his promotion as our Chief Business Officer. Pursuant to the Severance Agreement, if Mr. Moore's employment had been terminated without Cause (as defined in the Severance Agreement) other than by reason of his death or disability, and such termination was not in immediate anticipation of, concurrently with, or within twelve months following a Change of Control, subject to his execution and non-revocation of a customary separation agreement, including a general release in favor of the Company, he would have been entitled to receive (i) salary continuation for the six month period immediately following the date of termination at the rate in effect at termination and subject to reduction on a dollar for dollar basis by any compensation received in connection with any employment or consulting relationship with any other person or entity during such six month period and (ii) if Mr. Moore was participating in our group health plan immediately prior to the date of termination and elected health continuation under COBRA, monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Moore for the period of six months following the date of termination or until such sooner date as Mr. Moore begins employment with another employer. The Severance Agreement supplemented Mr. Moore's Change in Control Agreement and provided that in no event shall Mr. Moore be entitled to pay and benefits under both his Severance Agreement and Change in Control Agreement.

        Dana McGowan.    On September 16, 2013, we entered into a Letter Agreement with Ms. McGowan, providing for certain benefits to Ms. McGowan upon termination of her employment in certain circumstances. Pursuant to the Letter Agreement, upon termination of Ms. McGowan's employment on September 30, 2013 or by the Company without Cause or by Constructive Termination (as such terms are defined in the Letter Agreement) prior to such date, and subject to her execution and non-revocation of a customary separation agreement, including a general release in favor of the Company, Ms. McGowan would be entitled to (i) continued payment of her base salary for six months, (ii) monthly cash payments in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. McGowan for the period of six months following the date of termination or until such sooner date as Ms. McGowan begins employment with another employer (the "Benefits Continuation Period"), (iii) an amount equal to the premiums paid by Ms. McGowan to purchase short-term disability, long-term disability and/or long-term care insurance for the Benefits Continuation Period, and (iv) full acceleration of all of Ms. McGowan's stock options, which would be exercisable until the earlier to occur of the last day of the original option term or the date that is six months following the date of termination. Ms. McGowan resigned as Chief Financial Officer and Secretary effective September 3, 2013 and her employment with the Company terminated on September 30, 2013. Severance amounts paid or payable to Ms. McGowan in connection with her termination of employment with the Company are set forth in the "Summary Compensation Table" above.

        Vipin K. Garg, Ph.D.    On February 20, 2007, Tranzyme entered into an Amended and Restated Agreement of Employment with Dr. Garg, Tranzyme's former President and Chief Executive Officer. Pursuant to the Amended and Restated Agreement of Employment, in the event Dr. Garg's employment was terminated by Tranzyme without Cause or pursuant to a no-renewal of the terms of the Amended and Restated Agreement of Employment or he resigned with Good Reason (each as defined in the Amended and Restated Agreement of Employment), Dr. Garg would have been entitled to receive (i) continued payment of his base salary for 12 months, (ii) a pro-rata portion of his bonus for the year of termination and (iii) continuation of all benefits made available to Dr. Garg under the terms of the Amended and Restated Agreement of Employment for 12 months following termination. Additionally, all of Dr. Garg's stock options that would have otherwise vested during the 12 month period from the date of termination (assuming no termination had occurred) would vest immediately. Dr. Garg's Amended and Restated Agreement of Employment also included a two-year non-solicitation covenant and a one year non-compete covenant following the termination of Dr. Garg's employment.

        Tranzyme also entered into a Change in Control Agreement with Dr. Garg effective as of June 13, 2008 providing for certain benefits to Dr. Garg in the event of the termination of his employment following a Change of Control (as defined in the Change in Control Agreement). In the event that Dr. Garg's employment was terminated (i) by Tranzyme for any reason other than for Cause, as defined in the Change in Control Agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Garg for Good Reason as defined in the Change in Control Agreement, in either case, in immediate anticipation of, concurrently with, or within 12 months following a Change of Control, Dr. Garg would have been entitled to receive (a) an amount equal to 12 months' of his then-current monthly base salary, payable as a single lump sum, (b) an amount equal to the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by the base salary he received in the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        In connection with the Merger, Dr. Garg was terminated without cause effective as of July 15, 2013. Severance amounts paid or payable to Dr. Garg in connection with his termination of employment with the Company are set forth in the "Summary Compensation Table" above.

        Helmut Thomas, Ph.D.    Effective June 13, 2008, Tranzyme entered into a Change in Control Agreement with Dr. Thomas, our former Senior Vice President, Research and Preclinical Development, providing for certain benefits to Dr. Thomas in the event of his termination of employment following a Change of Control (as defined in the Change in Control Agreement). In the event that Dr. Thomas' employment was terminated (i) by Tranzyme for any reason other than for Cause, as defined in the Change in Control Agreement (other than by reason of his death or permanent disability) or (ii) by Dr. Thomas for Good Reason, as defined in the Change in Control Agreement, in either case, in immediate anticipation of, concurrently with, or within 12 months following a Change of Control,

Dr. Thomas would have been entitled to receive (a) an amount equal to 12 months' of his then-current monthly base salary payable as a single lump sum, (b) an amount equal to the percentage of his annual base salary received as a bonus payment for the preceding calendar year multiplied by the base salary he received in the year of termination, and (c) an amount equal to the cost of the premium for continued health insurance coverage at the same coverage level and on the same terms and conditions which applied immediately prior to the date of termination for 12 months from the date of termination.

        In connection with the Merger, Dr. Thomas ceased to serve as our Senior Vice President, Research and Preclinical Development effective July 15, 2013. Severance amounts paid or payable to Dr. Thomas in connection with his termination of employment with the Company are set forth in the "Summary Compensation Table" above.

Outstanding Equity Awards at December 31, 2013

        The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2013.

	Option Awards
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
	Number of Securities Underlying Unexercised Options (#)
					Option Exercise Price ($)
						Option Expiration Date
Name	Exercisable	Unexercisable
Linda S. Grais, M.D.	11,969	—		—	0.67	6/16/2021
	61,653	—		—	0.67	6/13/2022
	—	491,550	(4)	—	7.38
Jeryl L. Hilleman	—	200,000	(4)	—	7.95	9/3/2023
Franck S. Rousseau	14,583	—		—	35.64	10/18/2021
	8,332	—		—	37.08	4/19/2022
	666	—		—	50.88	8/7/2022
	—	226,000	(4)	—	7.38	8/13/2023
David S. Moore(1)	12,499	—		—	42.00	8/18/2021
	4,165	—		—	37.08	4/19/2022
Dana McGowan(2)	14,680	—		—	0.84	10/4/2015
	17,954	—		—	1.25	2/9/2017
	4,488	—		—	2.51	8/14/2018
	5,984	—		—	1.84	2/11/2019
	5,330	—		—	1.84	2/11/2020
	5,984	—		—	1.84	2/11/2929
	8,683	—		—	0.67	6/16/2021
	4,818	—		—	0.67	1/26/2022
	15,000	—		—	7.38	12/19/2023
Vipin K. Garg, Ph.D.(3)	—	—		—	—	—
Helmut Thomas, Ph.D.(3)	2,976	—		—	45.36	2/19/2018
	1,190	—		—	45.36	2/19/2018
	1,241	—		—	45.36	2/19/2018
	1,241	—		—	45.36	2/19/2018
	6,552	—		—	48.00	4/19/2021
	7,499	—		—	50.88	8/7/2022

(1)
Mr. Moore resigned as our Chief Business Officer on December 5, 2013.

(2)
Ms. McGowan resigned as our Chief Financial Officer and Secretary on September 3, 2013.

(3)
Dr. Garg resigned as our President and Chief Executive Officer on July 15, 2013. Dr. Thomas ceased to serve as our Senior Vice President, Research and Preclinical Development on July 15, 2013.

(4)
The options covered by the respective grant vest and become exercisable at a rate of 25% of the total grant on the first anniversary of the vesting start date and the remaining 75% vesting in 36 equal monthly installments over the first 36 months following the first anniversary of the vesting start date.

Pension Benefits

        None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-qualified Deferred Compensation

        None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Other than the compensation agreements and other arrangements described under "Compensation Discussion and Analysis" in this proxy statement and the transactions described below, since January 1, 2013, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, had or will have a direct or indirect material interest.

        We have adopted a policy that requires all future transactions between us and any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party's interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

        Each of the transactions described below was approved or ratified by a majority of our Board of Directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Transactions Related to the Merger

        On July 15, 2013, Tranzyme, completed the Merger with in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, Merger Subsidiary merged with and into Private Ocera, with Private Ocera, renamed as Ocera Subsidiary, Inc., surviving the merger as a wholly-owned subsidiary of the combined company.

        Prior to the Merger, on July 15, 2013, Tranzyme effected a 12-to-1 reverse stock split on its issued and outstanding common stock. Upon the closing of the Merger, each outstanding share of Private Ocera's common stock converted into approximately 0.11969414 shares of Tranzyme's common stock. In addition, each outstanding option to purchase Private Ocera's common stock and warrant to purchase Private Ocera's common stock prior to the effective time of the Merger was converted into an option or warrant to purchase Tranzyme's common stock. No fractional shares of Tranzyme's common stock were issued in connection with the Merger. Instead, Private Ocera's stockholders received cash in lieu of any fractional shares of Tranzyme's common stock such stockholders would have otherwise been entitled to receive in accordance with the Merger Agreement. Immediately following the Merger, the combined company changed its name from "Tranzyme, Inc." to "Ocera Therapeutics, Inc."

        On April 23, 2013, concurrently with the execution of the Merger Agreement, Tranzyme entered into a Securities Purchase Agreement (the "Financing Agreement") with certain Private Ocera stockholders and their affiliates. Pursuant to the Financing Agreement, immediately following the consummation of the Merger, we sold approximately $20 million of our Common Stock (the "Financing") to the parties at a per share purchase price of $6.0264. The Financing was consummated pursuant to a private placement exempt from registration under Section 4(2) and Regulation D under the Securities Act and the rules promulgated thereunder. In connection with the Financing, affiliates of Domain Associates, LLC purchased an aggregate of 1,327,491 shares of the Company's common stock. Eckard Weber, M.D., the Chairman of the Company's Board of Directors, is an employee of Domain Associates, LLC. In connection with the Financing, InterWest Partners IX, L.P. purchased 431,435 shares of the Company's common stock. Nina Kjellson, a member of the Company's Board of Directors, serves as a Venture Member of InterWest Management Partners IX, LLC, which serves as the general partner of InterWest Partners IX, L.P. In connection with the Financing, affiliates of Sofinnova Ventures, Inc. purchased an aggregate of 391,166 shares of the Company's common stock. Michael Powell, Ph.D., a member of the Company's Board of Directors, serves as a managing member of Sofinnova Management VI, L.L.C., which is either a general partner or managing limited partner of each such affiliate of Sofinnova Ventures, Inc. Also in connection with the Financing, affiliates of Thomas, McNerney & Partners, L.P. purchased an aggregate of 696,932 shares of the Company's common stock. Pratik Shah, Ph.D., a former member of the Company's Board of directors, is a manager of certain such affiliates of Thomas, McNerney & Partners, L.P.

        Concurrently with the execution of the Financing Agreement, Tranzyme entered into a Registration Rights Agreement that granted customary registration rights to the participants in the Financing.

Other Transactions with Our Executive Officers, Directors and 5% Stockholders

  Private Placement

        On November 5, 2013, we entered into a Securities Purchase Agreement (the "November 2013 Financing Agreement") with entities affiliated with Vivo Capital, Venrock, Deerfield Management, Great Point Partners, QVT Financial, RA Capital Management, InterWest Partners, Three Arch Opportunities Fund and certain other purchasers identified therein. On November 8, 2013, we sold and issued, and the purchasers purchased, an aggregate of 3,940,887 units (the "Units") for an aggregate purchase price of $28.0 million (the "November 2013 Financing"). Each Unit consisted of one share of our Common Stock and warrants to acquire 0.20 shares of our Common Stock at an exercise price of $7.663 per share (the "Warrants"). The Units consist of an aggregate of 3,940,887 shares of Common Stock and Warrants exercisable for an aggregate of 788,177 shares of Common Stock. The November 2013 Financing was consummated pursuant to a private placement exempt from registration under Section 4(2) and Regulation D under the Securities Act and the rules promulgated thereunder. In connection with the November 2013 Financing, InterWest Partners IX, L.P., one of our 5% stockholders, purchased 422,238 shares of the Company's common stock and 84,448 Warrants. Nina Kjellson, a member of the Company's Board of Directors, serves as a Venture Member of InterWest Management Partners IX, LLC, which serves as the general partner of InterWest Partners IX, L.P.

        Concurrently with the execution of the November 2013 Financing Agreement, we entered into a Registration Rights Agreement that granted customary registration rights to the participants in the November 2013 Financing.

  Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

  Registration Rights

        In May 2005, we entered into a registration rights agreement with certain of our 5% stockholders, including affiliates of Thomas McNerney & Partners, L.P., Quaker BioVentures, L.P. and HIG Ventures. Pratik Shah, Ph.D. and Alex Zisson, both formerly members of our Board of Directors, are affiliated with Thomas McNerney & Partners, L.P., Brenda Gavin, a former member of our Board of Directors, is affiliated with Quaker Bioventures, and Aaron Davidson, a former member of our Board of

Directors, is affiliated with HIG Ventures. The registration rights agreement grants the parties thereto certain demand, piggyback and Form S-3 registration rights.

  Lease

        On October 10, 2013, we entered into a sublease (the "Sublease") with Skyline Management, LLC, as sublandlord ("Skyline") for approximately 761 square feet of space in a building located at 525 University Avenue in Palo Alto, California (the "Premises"). The Premises are a portion of the space currently leased by Skyline pursuant to a Lease (the "Master Lease") by and between Skyline, as tenant, and NVP Associates, LLC, as landlord ("NVP"). We use the Premises as our corporate headquarters. The term of the Sublease commenced on October 10, 2013 and will end on May 31, 2015 (the "Expiration Date"). The monthly base rent for the Premises under the Sublease is equal to the base rent per square foot payable by Skyline pursuant to the Master Lease, which equals $4.81 per square foot for the remainder of 2013 and $6.30 per square foot beginning on January 1, 2014, multiplied by the square footage of the Premises. John Freund, founding partner of Skyline, is the spouse of Linda S. Grais, our President and Chief Executive Officer.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2013 regarding shares of common stock that may be issued under the Company's equity compensation plans consisting of the 2011 Stock Option and Incentive Plan, the Amended and Restated 2004 Stock Option Plan of Tranzyme Pharma Inc., the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan and the 2001 Employee Stock Option Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders:	1,909,769	(1)	$8.77	762,867	(2)
Equity compensation plans not approved by security holders:	N/A		N/A	N/A
Total	1,909,769		$8.77	762,867

(1)
Includes 1,969,769 shares of common stock issuable upon the exercise of outstanding options.

(2)
As of April 15, 2014, there were 727,867 shares available for grants under the 2011 Stock Option and Incentive Plan. There are no shares available for grant under the Amended and Restated 2004 Stock Option Plan of Tranzyme Pharma Inc., the 2003 Stock Option Plan, the 2001 Non-Employee Stock Option Plan and the 2001 Employee Stock Option Plan.

AUDIT COMMITTEE REPORT

        The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of the Company's financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of the Company's independent registered public accounting firm, Ernst & Young LLP, including reviewing their independence; reviewing and approving the planned scope of the Company's annual audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP; the oversight of the Company's internal audit function; reviewing with management and the Company's independent registered public accounting firm the adequacy of internal financial controls; and reviewing the Company's critical accounting policies and estimates and the application of U.S. generally accepted accounting principles. The Audit Committee held seven meetings during fiscal year 2013. The Audit Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and Rule 10A-3 of the Exchange Act.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst & Young LLP is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's main responsibility is to monitor and oversee this process.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") AU380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence.

        The Audit Committee considered any fees paid to Ernst & Young LLP for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP's independence in performing the audit.

        Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Audit Committee Anne M. VanLent, Chair Jean-Paul Castaigne, M.D. Michael Powell, Ph.D.

PROPOSAL NO. 3
RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2014. This selection will be presented to stockholders for ratification at the Annual Meeting. Ernst & Young LLP has served as our auditor since 2002. One or more representatives of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from our stockholders.

        Although stockholder ratification of the selection of Ernst & Young LLP is not required by our bylaws or otherwise, the Board believes that it is desirable to give our stockholders the opportunity to ratify this selection as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may not change, its selection of Ernst & Young LLP as our independent registered public accounting firm for 2014. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is advisable.

        Information regarding the fees paid to Ernst & Young LLP for services rendered in 2013 and 2012 and our policies and procedures for the approval of such fees is set forth below.

Principal Accountant Fees and Services

        The following table presents fees for professional services provided by Ernst & Young LLP, our independent registered public accounting firm, in the fiscal years ended December 31, 2013 and 2012. All fees described below were approved by the audit committee.

	Fiscal Year Ended December 31,
	2013	2012
Audit Fees(1)	$1,157,830	$318,000
Audit-Related Fees	—	—
Tax Fees(2)	—	—

Total Fees	$1,157,830	$318,000

(1)
Represents fees for services rendered for the audit and/or reviews of our financial statements. Also includes fees for services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (for example, comfort letters and consents).

(2)
Represents fees related tax advice related to certain rules and regulations from taxing authorities.

Pre-Approval Policies and Procedures

        Our Audit Committee has established a policy that requires it to pre-approve all services provided by the Company's independent registered public accounting firm and the fees for such services. The prior approval of our Audit Committee was obtained for all services provided by Ernst & Young LLP in 2013 and 2012 and the fees for such services.

OUR BOARD UNANUIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ON PROPOSAL NO. 3 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors and persons who beneficially own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons during fiscal year ended December 31, 2013, the Company believes that all Reporting Persons complied with all applicable reporting requirements.

OTHER MATTERS AND DISCRETIONARY VOTING AUTHORITY

        The Board of Directors is not aware of any other matters that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the proxy holders will have authority to vote the shares represented thereby on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

        Stockholders may submit proposals, which are proper subjects for inclusion in our proxy materials for consideration at our 2015 annual meeting of stockholders by following the procedures prescribed by Rule 14a-8(e) of the Exchange Act. Such proposals must be submitted in writing to Ocera Therapeutics, Inc., Attention: Secretary at 525 University Avenue, Suite 610, Palo Alto, California 94301 and received by us at this address no later than Tuesday, December 30, 2014.

        In addition, stockholders may propose business to be considered at our 2015 annual meeting of stockholders, but not to have the proposed business included in our proxy materials. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, your proposal or nomination must be submitted in writing to the same address not earlier than Wednesday, February 11, 2015, nor later than Friday, March 13, 2015. If a stockholder who wishes to present a proposal fails to notify us by March 13, 2015 and such proposal is brought before the 2015 annual meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2015 annual meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. You are also advised to review the Company's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

        Proposals, notices and requests for a copy of our bylaws must be delivered to our Secretary at our principal executive offices, at the address set forth on the first page of this Proxy Statement.

        In order that your shares may be represented if you do not plan to attend the Annual Meeting, please submit your proxy by filling out, signing, dating and returning your proxy card promptly. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated.

By Order of the Board of Directors

Jeryl L. Hilleman
 Secretary
April 29, 2014

LOCATION OF OCERA THERAPEUTICS, INC. ANNUAL STOCKHOLDERS MEETING

Wednesday, June 11, 2014 at 9:00 a.m. Pacific Time

InterWest Partners
2710 Sand Hill Road
Suite 200
Menlo Park, California 94025

Directions From:

        San Francisco International Airport—Follow U.S. 101 South to exit 414A; take State Route 92 West to exit 8B; take I-280 South to Exit 24 (follow signs for Sand Hill Road East/Menlo Park); continue east on Sand Hill Road for approximately 1/2 mile and turn left.

        Oakland International Airport—Follow I-880 South to exit 27; take State Route 92 West to exit 8B; take I-280 South to Exit 24 (follow signs for Sand Hill Road East); continue east on Sand Hill Road for approximately 1/2 mile and turn left.

        San Jose International Airport—Follow I-880 South to exit 1B; take I-280 North to Exit 24 (follow signs for Sand Hill Road East/Menlo Park); continue east on Sand Hill Road for approximately 1/2 mile and turn left.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature Signature Date , 2014. This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided 2014 Annual Meeting of Stockholders Wednesday, June 11, 2014, 9:00 a.m., Pacific time This Proxy is Solicited On Behalf Of The Board Of Directors X Please mark your votes like this THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 1. To elect the following nine (9) nominees to our Board of Directors as directors, each to hold office until the Company's 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. 2. Approval of the compensation of the Company’s Named Executive Officers. NOMINEES: 1. Eckard Weber, M.D. 2. Jean-Paul Castaigne, M.D. 3. Lars G. Ekman, M.D., Ph.D. 4. Linda S. Grais, M.D. 5. Nina Kjellson 6. Michael Powell, Ph.D. 7. Franck S. Rousseau, M.D. 8. Anne M. VanLent 9. Wendell Wierenga, Ph.D. OCERA THERAPEUTICS, INC. The Board of Directors recommends a vote FOR all Nominees: FOR WITHHOLD AUTHORITY 3. Ratification of Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2014. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Vote on Independent Registered Public Accounting Firm Advisory Say-On-Pay Vote The Board of Directors recommends a vote FOR proposals 2 and 3. PROXY BY MAIL FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN For address changes/comments, please check this box and write them on the reverse side where indicated. T H E R A P E U T I C S

OCERA THERAPEUTICS, INC. Annual Meeting of Stockholders June 11, 2014 9:00 a.m. Pacific Time To be held at InterWest Partners, 2710 Sand Hill Road, Suite 200 in Menlo Park, California 94025 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Linda S. Grais, M.D. and Jeryl L. Hilleman and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the annual meeting of stockholders of Ocera Therapeutics, Inc. (the “Company”) to be held on Wednesday, June 11, 2014 or any adjournment(s), postponement(s), or other delay(s) thereof (the “Annual Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the Annual Meeting. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND 3. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 11, 2014: The notice of the 2014 Annual Meeting of Stockholders and Proxy Statement and the accompanying 2013 Annual Report are available at ir.ocerainc.com/annual-proxy.cfm. Address Change / Comments (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)